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                                    EXHIBIT 23(B)
                                 CONSENT OF ATTORNEYS

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                           Freedman, Levy, Kroll & Simonds





                                      CONSENT OF
                           FREEDMAN, LEVY, KROLL & SIMONDS


     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 4 to the Form S-1 Registration Statement of Glenbrook Life and Annuity Company (File No. 33-91916).




                           FREEDMAN, LEVY, KROLL & SIMONDS


Washington, D.C.
March 27, 1998